UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2016

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-142429	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07 of this Form 8-K Report, the stockholders of Duos Technologies Group, Inc. (the “Company”) approved the 2016 Equity Incentive Plan (the “2016 Plan”) at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting.

The description of the material terms of the Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2016  (the “Company’s Proxy Statement”) for the 2016 Annual Meeting, is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Plans which is filed as Annex A in the Company’s Proxy Statement and is also incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security holders

On April 21, 2016, the Company held its annual meeting of stockholders at 10:00 a.m. at its premises at 6622 Southpoint Drive S., Suite 310, Jacksonville, Florida, 32216. As of March 11, 2016, the record date for the 2016 Annual Meeting, there were 65,008,605 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 43,329,747 shares of common stock was present at the 2016 Annual Meeting. The final voting results of the 2016 Annual Meeting are set forth below.

1.

Proposal to elect directors to serve until the 2017 Annual Meeting of Stockholders.

The Company’s stockholders elected each of the Company’s five nominees for director to serve a term of one year to expire at the 2017 annual meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gianni Arcaini	42,358,400	971,347	—
Adrian Goldfarb	43,314,231	15,516	—
Gijs Van Thiel	42,358,400	971,347	—
Joseph H. Glodek	43,314,231	15,516	—
Alfred J. (Fred) Mulder	43,314,231	15,516	—

2.

Proposal to adopt the 2016 Plan.

The Company’s stockholders approved the Company’s 2016 Plan, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,358,395	971,347	5	—

3.

Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,561,976	1.021,520	746,251	—

4.

The results of the nonbinding advisory vote of the Company’s stockholders with respect to the frequency of nonbinding advisory votes on executive compensation, are as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
21,092,286	501,689	21,735,772	—	—

All proposals received the requisite number of votes and were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: April 21, 2016	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer